Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		JP Morgan Investment Management, Inc.


Name of Issuer  		UnitedHealth Group, Inc.

Title of Security		UNH 5.70% 2040

Date of First Offering		10/20/10

Amount of Total Offering		1,000,000,000

Unit Price		$99.36

Underwriting Spread or Commission		0.88

Maturity Date                     10/15/40

Total Par Value of Bonds Purchased       9,855,000

Dollar Amount of Purchases		NA

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.008%
by Portfolio

Percentage of Portfolio Assets		0.02%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Citigroup Global Markets

Underwriting Syndicate Members		N/A














Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		JP Morgan Investment Management, Inc.


Name of Issuer  		Health Care REIT, Inc.

Title of Security		HCN 4.70% 2017

Date of First Offering		09/07/10

Amount of Total Offering		450,000,000

Unit Price		$99.71

Underwriting Spread or Commission		0.63

Maturity Date                                    09/17/17

Total Par Value of Bonds Purchased       6,020,000

Dollar Amount of Purchases		N/A

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.02%
by Portfolio

Percentage of Portfolio Assets		0.15%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		UBS Securities LLC


Underwriting Syndicate Members		N/A









Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		JP Morgan Investment Management, Inc.


Name of Issuer  	             Fannie Mae

Title of Security		FNMA 1.625% 2015

Date of First Offering		09/24/10

Amount of Total Offering		5,500,000,000

Unit Price		$99.555

Underwriting Spread or Commission		0.10

Maturity Date                                    10/16/15

Total Par Value of Bonds Purchased       155,570,000

Dollar Amount of Purchases		N/A

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.17%
by Portfolio

Percentage of Portfolio Assets		1.93%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Citigroup Global Markets


Underwriting Syndicate Members		N/A










Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		J.P. Morgan Investment Mgmt, Inc.


Name of Issuer  		NBC Universal

Title of Security		NBC 4.375% 2021


Date of First Offering		09/27/10

Amount of Total Offering		$2,000,000,000


Unit Price		$99.975

Underwriting Spread or Commission		$0.45

Maturity Date		04/01/21

Total Par Value of Bonds Purchased		$12,690,000

Dollar Amount of Purchases		N/A

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.070%

by Portfolio

Percentage of Portfolio Assets		0.26%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Morgan Stanley & Co
Securities

Underwriting Syndicate Members		N/A









Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		J.P. Morgan Investment Mgmt, Inc..


Name of Issuer  		Weatherford International, Ltd.


Title of Security		WFT 6.75% 2040


Date of First Offering		09/16/10

Amount of Total Offering		$600,000,000

Unit Price		$99.59

Maturity Date		09/15/40

Underwriting Spread or Commission		$0.88

Total Par Value of Bonds Purchased		$12,590,000

Dollar Amount of Purchases		N/A

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.01%
by Portfolio

Percentage of Portfolio Assets		0.14%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Deutsche Bank Securities

Underwriting Syndicate Members		N/A







Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		J.P. Morgan Investment Mgmt, Inc.


Name of Issuer  		General Motors Co.

Title of Security		General Motors Co.

Date of First Offering		11/18/10

Amount of Total Offering	$15,774,000,000

Unit Price		$33.00

Underwriting Spread or Commission		$0.25



Number of Shares Purchased		$5,268,300

Dollar Amount of Purchases		$173,853,900

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.003%
by Portfolio

Percentage of Portfolio Assets		0.30%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased	 Morgan Stanley & Co.

Underwriting Syndicate Members		N/A










Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		J.P. Morgan Investment Mgmt, Inc.


Name of Issuer  		Apache Corp.

Title of Security		Apache Corp.

Date of First Offering		7/23/10

Amount of Total Offering	$2,024,000,000

Unit Price		$88.00

Underwriting Spread or Commission		$2.64



Number of Shares Purchased		$519,300

Dollar Amount of Purchases		$45,698,400

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.005%
by Portfolio

Percentage of Portfolio Assets		0.22%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased	 Goldman Sachs & Co.

Underwriting Syndicate Members		N/A











Name of Registrant:		Sun America Series Trust
Name of Portfolio:		MidCap Growth
Name of Sub Advisor		J.P.Morgan Investment Management, Inc.


Name of Issuer  		LPL Investment Holdings, Inc.

Title of Security		LPLA IPO

Date of First Offering		11/18/10

Amount of Total Offering	$469,724,460

Unit Price		$30.00

Underwriting Spread or Commission		$1.58


Number of Shares Purchased		$938,800

Dollar Amount of Purchases		$28,164,000

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.96%
by Portfolio

Percentage of Portfolio Assets		0.25%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Goldman Sachs & Co.

Underwriting Syndicate Members		N/A












Name of Registrant:		Sun America Series Trust
Name of Portfolio:		MidCap Growth
Name of Sub Advisor		J.P.Morgan Investment, Inc.

Name of Issuer  		FleetCor Technologies

Title of Security		FLT IPO

Date of First Offering		12/14/10

Amount of Total Offering	$291,525,000

Unit Price		$23.00

Underwriting Spread or Commission		$1.44



Number of Shares Purchased		$444,800

Dollar Amount of Purchases		$10,225,800

Years of Continuous Operation		3+

Percentage of Offering Purchased		3.51%
by Portfolio

Percentage of Portfolio Assets		0.23%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Goldman Sachs & Co.

Underwriting Syndicate Members		N/A












Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Technology
Name of Sub Advisor		Columbia Management Advisors, LLC


Name of Issuer  		China Ming Wind Power

Title of Security		China Ming Wind Power


Date of First Offering		09/30/10

Amount of Total Offering	$350,000,000

Unit Price		$14.00

Underwriting Spread or Commission		$58.80



Number of Shares Purchased		$11,600

Dollar Amount of Purchases		$162,400

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0464%
by Portfolio

Percentage of Portfolio Assets		0.425%

Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Morgan Stanley/Credit Suisse


Underwriting Syndicate Members		N/A









Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Fundamental Growth
Name of Sub Advisor		Wells Capital Management

Name of Issuer  		Blackrock, Inc.

Title of Security		Blackrock, Inc.

Date of First Offering		11/08/10

Amount of Total Offering	$8,325,348,554

Unit Price		$163.00

Underwriting Spread or Commission		$3.26



Number of Shares Purchased		$4,576

Dollar Amount of Purchases		$745,888

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.009%
by Portfolio

Percentage of Portfolio Assets		0.50%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		BofA Merrill

Underwriting Syndicate Members		N/A



Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Fundamental Growth
Name of Sub Advisor		Wells Capital Management

Name of Issuer  		CitiGroup

Title of Security		CitiGroup

Date of First Offering		12/06/10

Amount of Total Offering	$10,515,723,090

Unit Price		$4.35

Underwriting Spread or Commission		$0.0175



Number of Shares Purchased		$74,224

Dollar Amount of Purchases		$322,874

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.162%
by Portfolio

Percentage of Portfolio Assets		0.20%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Morgan Stanley

Underwriting Syndicate Members		N/A



Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		JP Morgan Investment Management, Inc.


Name of Issuer  		Fifth Third Bancorp

Title of Security		Fifth Third Bancorp

Date of First Offering		1/20/11

Amount of Total Offering	$1,700,000,008

Unit Price		$14.00

Underwriting Spread or Commission		$0.42



Number of Shares Purchased		$2,335,300

Dollar Amount of Purchases		$32,694,200

Years of Continuous Operation		3+

Percentage of Offering Purchased		1.92%
by Portfolio

Percentage of Portfolio Assets		0.10%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Deutsche Bank Securities

Underwriting Syndicate Members		N/A